File No. 333-03531

                                                                       811-07585

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [X]
       Pre-Effective Amendment No. ___                                [ ]
       Post-Effective Amendment No. 4                                 [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]
       Amendment No. 5                                                [X]

                                    WWW TRUST
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

            131 Prosperous Place, Suite 17, Lexington, Kentucky 40509
            ---------------------------------------------------------
                    (Address of principal executive offices)

                   Registrant's Telephone Number: 606-263-2204
                                                  ------------

   Lawrence S. York, 131 Prosperous Place, Suite 17, Lexington, Kentucky 40509
   ---------------------------------------------------------------------------
                     (Name and address of agent for service)

                                    Copy to:

                             Michael J. Meaney, Esq.
                   Benesch, Friedlander, Coplan & Aronoff LLP
       2300 BP America Building, 200 Public Square, Cleveland, Ohio 44114

         It is proposed that this filing will become effective (check appropriate box):

___   immediately upon filing pursuant to paragraph (b) of Rule 485.
___   on (date) pursuant to paragraph (b) of Rule 485.
___   60 days after filing pursuant to paragraph (a) of Rule 485.
_x_   on October 31, 1999 pursuant to paragraph (a) of Rule 485.

                                                                      PROSPECTUS

                                WWW INTERNET FUND

                                                                October 31, 1999

         WWW Internet Fund (the "Fund") is a no-load mutual fund, which invests to produce long term growth through capital appreciation. The Fund invests primarily in common stock of companies that are designing, developing or manufacturing hardware or software products or services for the Internet and/or the World Wide Web.

         As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus, and any representation to the contrary is a criminal offense.


TABLE OF CONTENTS
                                                                            PAGE


Risk/Return Summary............................................................3
Fees and Expenses of the Fund..................................................4
Management Services............................................................5
How to Buy Shares..............................................................6
How to Sell Shares.............................................................8
Dividends, Distributions and Taxes.............................................9
Systematic Investment Plan....................................................10
Advertising the Fund's Performance............................................10
The Year 2000 Problem.........................................................10
General Information...........................................................10
Financial Highlights..........................................................11

                               RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

         INVESTMENT OBJECTIVE. WWW Internet Fund is a mutual fund whose investment objective is long term growth through capital appreciation.

         PRINCIPAL INVESTMENT STRATEGIES. The Fund will seek to achieve its objective by investing primarily (under normal conditions, at least 70% of its total assets) in common stock of companies that are designing, developing or manufacturing hardware or software products or services for the Internet and/or World Wide Web. The Fund will strive to achieve a balanced mix of mature companies (large, established companies that have successfully implemented Internet strategies), mid-life companies (companies which have captured a leadership position in an established sector of the Internet industry) and adolescent companies (IPO's and small, growing companies that are experiencing unprecedented valuations and are expected to achieve leadership in emerging market segments in the Internet industry). Generally, the Fund will attempt to achieve a balance of the following approximate percentages of its assets which are invested in Internet companies: mature companies, 50%; mid-life companies, 25%; and adolescent companies, 25%; however, the Fund has the discretion to alter these percentages from time to time as market conditions may warrant. By diversifying among these three tiers of companies, the Fund seeks to mitigate the market risks normally associated with the Internet sector. Nevertheless, all securities of companies in the Internet industry are subject to the risk factors described below.

         The Internet is a worldwide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web ("WWW"), which is a means of graphically interfacing with the Internet, is a hypertext based publishing medium containing text, graphics, interactive media feedback mechanisms and links within WWW documents and to other WWW documents. The Manager believes that the Internet is the emerging frontier interlinking computers, telecommunications and broadcast. Consequently, there are opportunities for continued growth in demand for components, products, media, services, and systems to assist, facilitate, enhance, store, process, record, reproduce, retrieve and distribute information, products and services for use by businesses, institutions and consumers. Companies engaged in these efforts are the central focus of the Fund. However, older technologies such as telephone, broadcast, cable, PC video, print and photography may also be represented when the Manager believes that these companies may successfully integrate existing technology with new emerging technologies. Sectors identified for investment include, but are not limited to: servers, routers, search engines, portals, bridge and switches, network applications, agent software, modems, carriers, firewall and security, e-mail, electronic commerce, video and publishing.

         SELECTION OF STOCKS FOR PURCHASE OR SALE. The Fund Manager's approach to stock selection is to invest in fast-growing companies at the right prices. For mature and mid-life companies, extensive research is performed to identify companies based upon their earnings and price/earnings ratios. For adolescent companies, the Manager evaluates the company's business plan and ability to generate earnings in a reasonable time frame and compares the company's ongoing progress to that of other Internet companies in the same general business. Among all three tiers of companies, the Manager favors Internet companies with proprietary technology (or other barriers to entry by competitors), a dominant market share, a relatively liquid trading market, and/or strong management with a defined commitment to the Internet.

         In deciding what stocks to sell, the Manager considers the factors set forth above as well as other criteria, including (1) excess valuation due to price appreciation; (2) declining revenues or earnings growth; (3) a change in key management; (4) a loss of market share; and/or (5) the opportunity to offset gains for tax advantages.

         DEFENSIVE POSITIONS. Under normal market conditions, the Fund expects to have less than 15% of its assets invested in money market instruments. However, when the Manager determines that adverse market conditions exist, the Fund may adopt a temporary defensive posture and invest all of its assets in money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PORTFOLIO TURNOVER

         The Fund is not restricted with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions and market prices may dictate and its investment policies may require. A high rate of portfolio turnover in any year will increase transaction fees paid by the Fund, thus reducing the Fund's total return, and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders.

MAIN RISKS

         GENERAL RISKS. Investing for capital appreciation ordinarily exposes capital to added risk. Shares of the Fund are intended for you only if you are able and willing to take such risk. There can be no assurance that the Fund's investment objective will be attained.

         INDUSTRY RISKS. Because of its narrow industry focus, the Fund's performance is closely tied to, and affected by, the industries in which it invests. Companies in the same or similar industries are often faced with the same obstacles, issues or regulatory burdens, and their securities may react similarly and move in unison to these and other market conditions. As a result of these factors, shares of the Fund are more volatile than shares of mutual funds which do not have such a narrow industry focus.

         In addition, competitive pressures and changing demand may have a significant effect on the financial condition of Internet and Internet-related companies. Such companies spend heavily on research and development and are especially sensitive to the risk of product obsolescence due to rapid technological changes.

         SMALLER COMPANY RISKS. Although securities of large and well-established companies in the information technology industries will be held in the Fund's portfolio, the Fund also will invest in medium, small and/or newly-public companies which may be subject to greater share price fluctuations and declining growth, particularly in the event of rapid changes in technology and/or increased competition. Securities of those smaller and/or less seasoned companies may therefore expose shareholders of the Fund to above-average risk.

         ILLIQUID SECURITIES RISKS. The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as common stocks that are subject to legal or contractual restrictions on resale. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

BAR CHART AND PERFORMANCE TABLE

         The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year over the life of the Fund and by showing how the Fund's average annual returns for a one year period and the life of the Fund compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                                   YEAR           RETURN
                                   ----           ------
                                   1997            0.43%
                                   1998           70.58%

         During the life of the Fund, the highest return for a quarter was 71.47% (quarter ending December 31, 1998) and the lowest return for a quarter was -14.97% (quarter ending March 31, 1997).


       Average Annual Total Returns                 Past             Life
(for the periods ending December 31, 1998)        One Year          of Fund
------------------------------------------        --------          -------

WWW Internet Fund                                   70.58%           31.39%

Standard & Poor's 500 Index                         28.58%           32.75%


                          FEES AND EXPENSES OF THE FUND

         This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
  Maximum Sales Charge (Load) Imposed on Purchases
     (as a percentage of offering price)                               None
  Redemption Fee, payable only if shares redeemed within
     one year of purchase (as a percentage of the
     amount subject to charge)                                         1.00%

ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees (before fee waiver)*                                 1.42%**
  Distribution (12b-1) Fees                                             .25%***
  Other Expenses*                                                      1.73%
  Total Annual Fund Operating Expenses (before fee waiver)*            3.40%

* The Manager has undertaken, until such time as it gives investors 60 days' notice to the contrary, to waive its investment advisory fee to the extent Total Annual Fund Operating Expenses (other than interest, taxes, brokerage fees and extraordinary items) exceed 2.50%, except that the amount of such obligation will not exceed the amount of fees received by the Manager for the applicable period. For the fiscal year ending June 30, 1999, the Manager made such waiver, and Management Fees, after waiver, were .27%, Distribution (12b-1) Fees were .50%, Other Expenses were 1.73% and Total Annual Fund Operating Expenses were 2.50%.

** The Management Fee is payable at an annual rate equal to 1% of the Fund's average daily net assets, subject to increase or decrease by up to 0.50% annually depending on the Fund's performance. See "Management Services".

*** Effective on October 31, 1999, Distribution (12b-1) Fees were reduced from .50% to .25%. Information in the table has been restated to reflect the new fee percentage.

     EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

     THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:

      1 YEAR*         3 YEARS*           5 YEARS*         10 YEARS*
      -------         --------           --------         ---------

       $357            $1,086             $1,837            $3,809


* The above figures do not reflect the management fee waiver described above. Considering such waiver, you would pay the following expenses: 1 year - $263; 3 years - $806; 5 years - $1,376; and 10 years - $2,924.



                              WHO MANAGES THE FUND

         THE MANAGER. WWW Advisors, Inc. (the "Manager") manages the investments of the Fund and is responsible for the overall management of the business affairs of the Fund.

         The Manager was founded in April 1996 by Lawrence S. York and James D. Greene. Mr. York, the Chairman of the Board and President of the Fund, is the President of the Manager and owns 57.5% of its outstanding shares. Since 1991, Mr. York also has been President of Capital Advisors Group, Inc., a financial planning and investment advisory firm. Mr. York and these companies provide investment management advice to individual, business and institutional accounts having an aggregate value of more than $75 million. Mr. York is lead portfolio manager of the Fund, responsible for fundamental financial research and stock selection. Mr. York holds a B.A. degree from Berea College and a M.B.A. degree from the University of Kentucky.

         Mr. Greene, the Vice President and Treasurer of the Fund, is the Executive Senior Vice President of the Manager and owns 5% of its outstanding shares. Since 1997, Mr. Greene has been a Senior Product Manager for NCR Corp., a manufacturer of retail point-of-sale systems. Previously, he was a marketing strategist with Lexmark International, Inc., a manufacturer of network personal computer and office electronics, and previously held marketing and strategist positions with other computer companies such as Tandy, Computerland and Texas Instruments. Mr. Greene is a co-portfolio manager of the Fund, responsible for providing the Fund with technology assessments and for identifying promising Internet technology trends of significance to the Fund. Mr. Greene holds a B.A. degree from the University of Kentucky.

         MANAGEMENT FEES. Under the terms of the Management Agreement, the Fund has agreed to pay the Manager a base monthly management fee at the annual rate of 1.00% of the Fund's average daily net assets (the "Base Fee") which will be adjusted monthly (the "Monthly Performance Adjustment") depending on the extent by which the investment performance of the Fund, after expenses, exceeded or was exceeded by the percentage change of the S&P 500 Index. Under terms of the Management Agreement, the monthly performance adjustment may increase or decrease the total management fee payable to the Manager (the "Total Management Fee") by up to .50% per year of the value of the Fund's average daily net assets.

         The monthly total Management Fee is calculated as follows: (a) one-twelfth of 1.0% annual Base Fee rate (0.083%) is applied to the Fund's average daily net assets over the most recent calendar month, giving a dollar amount which is the Base Fee for that month; (b) one-twelfth of the applicable performance adjustment rate from the table below is applied to the Fund's average daily net assets over the most recent calendar month, giving a dollar amount which is the Monthly Performance Adjustment; and (c) the Monthly Performance Adjustment is then added to or subtracted from the Base Fee and the result is the amount payable by the Fund to the Manager as the Total Management Fee for that month.

         The full range of Total Management Fee on an annualized basis is as follows:

                                                                                     PERFORMANCE
PERCENTAGE POINT DIFFERENCE BETWEEN FUND PERFORMANCE (NET OF EXPENSES      BASE      ADJUSTMENT      TOTAL
INCLUDING ADVISORY FEES) AND PERCENTAGE CHANGE IN THE S&P 500 INDEX       FEE(%)       RATE(%)      FEE(%)
-------------------------------------------------------------------       ------       -------      ------

+3.00 percentage points or more                                             1%          .50%         1.50%
+2.75 percentage points or more but less than +3.00 percentage  points      1%          .40%         1.40%
+2.50 percentage points or more but less than +2.75 percentage  points      1%          .30%         1.30%
+2.25 percentage points or more but less than +2.50 percentage  points      1%          .20%         1.20%
+2.00 percentage points or more but less than +2.25 percentage  points      1%          .10%         1.10%
Less than +2.00 percentage points but more than -2.00 percentage points     1%            0%         1.00%
-2.00 percentage points or less but more than -2.25 percentage points       1%         -.10%          .90%
-2.25 percentage points or less but more than -2.50 percentage points       1%         -.20%          .80%
-2.50 percentage points or less but more than -2.75 percentage points       1%         -.30%          .70%
-2.75 percentage points or less but more than -3.00 percentage points       1%         -.40%          .60%
-3.00 percentage points or less                                             1%         -.50%          .50%


The period over which performance is measured is a rolling twelve-month period and the performance of the S&P 500 Index is calculated as the sum of the change in the level of the S&P 500 Index during the period, plus the value of any dividends or distributions made by the companies whose securities comprise the S&P 500 Index.

         Because the maximum Monthly Performance Adjustment for the Fund applies whenever the Fund's performance exceeds the S&P 500 Index by 3.00% or more, the Manager could receive a maximum Monthly Performance Adjustment even if the performance of the Fund is negative.

         FEE WAIVER. The Manager has undertaken, until such time as it gives investors 60 days' notice to the contrary, to waive its Management Fee in the amount, if any, by which the total expenses of the Fund for any fiscal year, including amortization of organizational expenses and amounts paid by the Fund under the Plan (but excluding interest, taxes, brokerage fees and commissions and extraordinary expenses), exceed 2.50% of average annual net assets of the Fund, except that the amount of such fee waiver shall not exceed the amount of fees received by the Manager under the Management Agreement for such fiscal year. The fee waiver, if any, is subject to year-end adjustment.

         In addition, in prior years the Manager voluntarily reimbursed the Fund for all other operating expenses (excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) to the extent that total Fund operating expenses would have exceeded 2.50%. Due to the growth of the Fund, such reimbursement was not necessary for the year ended June 30, 1999 and it is not anticipated that it will be necessary for the current fiscal year. The Manager, in its discretion, may make such reimbursements in the future if total Fund operating expenses would otherwise exceed 2.50%. If such reimbursements are made, they may be discontinued at any time without notice.

         DISTRIBUTION AND SHAREHOLDER SERVICING PLAN. Under a plan adopted by the Fund's Board of Trustees pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), the Fund pays the Manager a shareholder servicing and distribution fee at the annual rate of .25% of the average daily net assets of the Fund. Such fee will be used in its entirety by the Manager to make payments for administration, shareholder services, marketing and distribution assistance. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                HOW TO BUY SHARES

         GENERAL. The minimum initial investment is $2,000. Subsequent investments ordinarily must be at least $100. The Fund reserves the right to reject any purchase order. The Fund reserves the right to vary or waive the initial and subsequent investment minimum requirements at any time.

         Purchase orders received in proper form before the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., New York time) on any day the Fund calculates its net asset value are priced according to the net asset value determined on that date. Purchase orders received in proper form after the close of trading on the New York Stock Exchange are priced as of the time the net asset value is next determined.

         Shareholders receive a confirmation of their share purchases and quarterly statements of their accounts.

         INITIAL PURCHASE.

         BY MAIL--You may purchase shares of the Fund by completing and signing the application form which accompanies this Prospectus and mailing it, in proper form, together with a check (subject to the above minimum amounts) made payable to WWW Internet Fund, and sent to the address listed below. If you prefer overnight delivery, use the overnight address listed below.

         U.S. MAIL: WWW Internet Fund            OVERNIGHT: WWW Internet Fund
                    P.O. Box 55089                          131 Prosperous Place
                    Lexington, Kentucky 40555               Suite 17
                                                            Lexington, Kentucky
                                                                 40509-1804

         BY WIRE--You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. If money is to be wired, you must call American Data Services, Inc., the Fund's Transfer Agent, at
(888) 999-8331 to set up your account and obtain an account number. You should be prepared to provide the information on the application form to the Transfer Agent. Then, you should provide your bank with the following information for purposes of wiring your investment:

         Firstar Bank, N.A. Cinti/Trust
         ABA #0420-0001-3
         Attn: WWW Internet Fund
         D.D.A. # 485777098

Account Name               (write in your account registration name)

For the Account #          (write in your account # assigned by Transfer Agent)


You are required to mail a signed application to the Transfer Agent at the following address in order to complete your initial wire purchase:

         WWW Internet Fund
         c/o American Data Services, Inc.
         150 Motor Parkway, Suite 109
         Hauppauge, New York 11788

Wire orders will be accepted only on a day on which the Fund and the Custodian and Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays, which may occur in wiring money, including delays, which may occur in processing by the banks, are not the responsibility of the Fund or the Transfer Agent. The custodian may charge shareholders for the receipt of wired funds.

         ADDITIONAL INVESTMENTS. You may purchase additional shares of the Fund at any time (minimum of $100) by mail or wire. Each additional mail purchase request must contain the additional investment portion of your shareholder statement or a letter containing your name, the name of your account, your account number and the name of the Fund. Checks should be made payable to WWW Internet Fund and should be sent to the address as set forth above under "Initial Purchase--By Mail". A bank wire should be sent as set forth above under "Initial Purchase--By Wire".

         PURCHASES THROUGH PROCESSING ORGANIZATIONS. Shares of the Fund may also be purchased through a "Processing Organization", which is a broker-dealer, bank or other financial institution that purchases shares for its customers. When shares are purchased this way, the Processing Organization rather than its customer, may be the shareholder of record of the shares. Such shares may be transferred into the investor's name following procedures established by the Processing Organization and the Transfer Agent. The minimum initial and subsequent investments in the Fund for shareholders who invest through a Processing Organization generally will be set by the Processing Organization. Processing Organizations may also impose other charges and restrictions in addition to or different from those applicable to investors who remain the shareholders of record of their shares. Certain Processing Organizations may receive compensation from the Manager following the Fund's Distribution and Shareholder Servicing Plan. An investor contemplating investing with the Fund through a Processing Organization should read materials provided by the Processing Organization in conjunction with this Prospectus.

         TAX SHELTERED RETIREMENT PLANS. Since the Fund is oriented to longer term investments, shares of the Fund may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund Manager for the procedure to open an IRA or SEP plan. For more specific information regarding these retirement plan options, consult with your tax advisor. Custodial fees and other processing fees for an IRA will be paid by the shareholder by redemption of sufficient shares of the Fund from the IRA account unless the fees are paid directly to the IRA custodian (Firstar Bank, N.A.). You can obtain information about IRA fees charged by the IRA custodian by calling the Fund Manager at (888) 263-2204.

         AUTOMATIC INVESTMENT OPTION. Please see "SYSTEMATIC INVESTMENT PLAN" below.

         NET ASSET VALUE. Shares of the Fund are sold on a continuous basis. Net asset value per share is determined as of the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on each business day. The net asset value per share of the Fund is computed by dividing the value of the Fund's net assets by the total number of shares of the Fund outstanding. The Fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by, or in accordance with procedures established by, the Fund's Board of Trustees.

         ADDITIONAL INFORMATION. Federal regulations require that investors provide a certified Taxpayer Identification Number (a "TIN") upon opening or reopening an account. See "Dividends, Distributions and Taxes". Failure to furnish a certified TIN to the Fund could subject the investor to a $50 penalty imposed by the Internal Revenue Service (the "IRS").

         The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund's Transfer Agent for the account of the shareholder. The rights to limit the amount of purchases and to refuse to sell to any person are reserved by the Fund. If your check or wire does not clear, you will be responsible for any loss incurred. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred and you may be prohibited or restricted from making future purchases in the Fund.


                               HOW TO SELL SHARES

         GENERAL. Investors may request redemption of Fund shares at any time. Redemption requests may be made as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value.

         The Fund ordinarily will make payment for all shares redeemed within three days after receipt by the Transfer Agent of a redemption request in proper form, but the Fund may take up to seven days to process redemptions if making sooner payment would adversely affect the Fund. However, if an investor has purchased Fund shares by check and subsequently submits a redemption request, the redemption proceeds will not be transmitted until the check used for investment has cleared, which may take up to 15 days. This procedure does not apply to shares purchased by wire payment.

         Redemptions may be suspended or payment dates postponed when the New York Stock Exchange ("NYSE") is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission.

         Redemption proceeds may be paid in securities or other assets rather than in cash if the Board of Trustees determines it is in the best interests of the Fund.

         The Fund reserves the right to redeem investor accounts at its option upon not less than 60 days' written notice if the account's net asset value is $2,000 or less, for reasons other than market conditions, and remains so during the notice period.

         CONTINGENT REDEMPTION FEE. A redemption fee of 1% payable to and retained by the Fund is imposed on any redemption of shares within one year of the date of purchase. No redemption fee will be imposed to the extent that the net asset value of the shares redeemed does not exceed (i) the current net asset value of shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of an investor's shares above the dollar amount of all such investor's payments for the purchase of shares held by the investor at the time of redemption. If the aggregate value of shares redeemed has declined below their original cost as a result of the Fund's performance, the applicable redemption fee will be applied to the then-current net asset value rather than the purchase price.

         In determining whether a redemption fee is applicable to a redemption, the calculation will be made in a manner that results the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of shares above the total amount of payments for the purchase of shares made during the preceding year; then of amounts representing shares purchased more than one year prior to the redemption; and finally, of amounts representing the cost of shares purchased within one year prior to the redemption.

         REDEMPTION PROCEDURES. Shareholders who wish to redeem shares must do so through the Transfer Agent by mail or telephone.

         BY MAIL--Redemption requests by mail must include your letter of instruction (including Fund name, account number, account name(s), address and the dollar amount or number of shares you wish to redeem) and should be addressed to:

         WWW Internet Fund
         c/o American Data Services, Inc.
         150 Motor Parkway, Suite 109
         Hauppauge, New York 11788

         Written redemption instructions must be received by the Transfer Agent in proper form and signed exactly as the shares are registered. All signatures must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Stock Exchange Medallion Program and the Securities Transfer Agents Medallion Program ("STAMP"). Such guarantees must be signed by an authorized signatory thereof with "Signature Guaranteed" appearing with the shareholder's signature. If the signature is guaranteed by a broker or dealer, such broker or dealer must be a member of a clearing corporation and maintain net capital of at least $100,000. Signature-guarantees may not be provided by notaries public. Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Investors may obtain from the Fund or the Transfer Agent forms of resolutions and other documentation which have been prepared in advance to assist compliance with the Fund's procedures. Any questions with respect to signature guarantees should be directed to the Transfer Agent by calling (888) 999-8331.

         BY TELEPHONE--Shareholders that have elected the telephone redemption option on the shareholder application form may make a telephone redemption request by calling the Transfer Agent at (888) 999-8331. The Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Transfer Agent or the Fund may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

         During times of drastic economic or market conditions, investors may experience difficulty in contacting the Transfer Agent by telephone to request a redemption of Fund shares. In such cases, investors should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in the redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's net asset value may fluctuate.

         ADDITIONAL INFORMATION ABOUT REDEMPTIONS. A shareholder may have redemption proceeds of $500 or more wired to the shareholder's brokerage account or a commercial bank account designated by the shareholder. A transaction fee of $15.00 will be charged for payments by wire. Questions about this option, or redemption requirements generally, should be referred to the Transfer Agent at
(888) 999-8331.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own shares in order to earn a dividend.

         In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional shares, unless you elect cash payments when completing the application at time of purchase.

         If you purchase shares just before the Fund declares a dividend or capital gain distribution, you may receive a taxable distribution (with a corresponding reduction in the net asset value of your shares), whether or not you reinvest the distribution in shares. Therefore, you should consider the tax implications of purchasing shares shortly before the Fund declares a dividend or capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

         The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

         Fund distributions may be both dividends and capital gains. Generally, distributions from the Fund are expected to be primarily capital gains distributions. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.


                           SYSTEMATIC INVESTMENT PLAN

         The Systematic Investment Plan permits investors to purchase shares of the Fund (minimum initial investment of $1,000 and minimum subsequent investments of $50 per transaction) at regular intervals. Provided the investor's bank or other financial institution allows automatic withdrawals, shares may be purchased by transferring funds from the account designated by the investor. At the investor's option, the account designated will be debited in the specified amount, and shares will be purchased once a month, on or about the twentieth day. Only an account maintained at a domestic financial institution which is an Automated Clearinghouse member may be so designated. Investors desiring to participate in the Systematic Investment Plan should call the Fund Manager at (888) 263-2204 to obtain the appropriate forms. The Systematic Investment Plan does not assure a profit and does not protect against loss in declining markets. Since the Systematic Investment Plan involves the continuous investment in the Fund regardless of fluctuating price levels of the Fund's shares, investors should consider their financial ability to continue to purchase through periods of low price levels. The Fund may modify or terminate the Systematic Investment Plan at any time. The Fund charges a $5.00 set-up fee for enrolling an investor in the Systematic Investment Plan, which must be sent to the Fund together with the initial minimum investment. If this fee is not sent, it may be deducted from the shareholder's account.


                       ADVERTISING THE FUND'S PERFORMANCE

         From time to time, the Fund advertises its "total return" and "average annual total return". These figures are based on historical earnings and are not intended to indicate future performance. The "total return" shows what an investment in shares of the Fund would have earned over a specified period of time (for example, one and five year periods or since inception) assuming that all distributions and dividends paid by the Fund were reinvested on the reinvestment dates during the period. The "average annual total return" is the annual rate required for the initial payment to grow to the amount which would be received at the end of the specified period; i.e., the average annual compound rate of return. Total return and average annual total return may also be presented without the effect of the redemption fee.

         From time to time, reference may be made in advertising or promotional material to performance information, including mutual fund rankings, prepared by Lipper Analytical Service, Inc., The Wall Street Journal and other independent reporting services which monitor the performance of mutual funds. In calculating the total return of the Fund's shares, these analyses generally assume investment of all dividends and distributions paid but do not take into account applicable sales loads. The Fund may also refer in advertisements or in other promotional material to articles, comments listings and columns in the financial press pertaining to the Fund's performance.

         FOR THE YEAR ENDED JUNE 30, 1999, THE FUND HAD A TOTAL RETURN OF 112%. FOR THE LIFE OF THE FUND (AUGUST 1, 1996 THROUGH JUNE 30, 1999), THE FUND HAS HAD AN AVERAGE ANNUAL TOTAL RETURN OF 41.53%.


                              THE YEAR 2000 PROBLEM

         Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Manager or other Fund service providers do not properly address this problem before January 1, 2000. The Manager expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Manager that they also expect to resolve the Year 2000 Problem, and the Manager will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the companies in which the Fund invests, and this could hurt the Fund's investment returns.


                               GENERAL INFORMATION

         The Fund is an open-end diversified portfolio of WWW Trust (the
"Trust").

         The Trust's Board has authority to create additional portfolios of shares without shareholder approval. All consideration received by the Trust for shares of one of the portfolios and all assets in which such consideration is invested will belong to that portfolio (subject only to the rights of creditors of the Trust) and will be subject to the liabilities related thereto. The assets attributable to and the expenses of, one portfolio are treated separately from those of the other portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters, Trust shareholders vote together as a group; as to others, they vote separately by portfolio. By this Prospectus, shares of the Fund are being offered.

                              FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information with respect to the fiscal years ended June 30, 1999 and June 30, 1998 has been audited by Berge & Company, Ltd., whose report, along with the Fund's financial statements, are included in the SAI, which is available upon request.

                                                  FISCAL YEAR      Fiscal Year        Period
                                                     ENDED            Ended            Ended***
                                                 JUNE 30, 1999    June 30, 1998   June 30, 1997**
                                                 -------------    -------------   ---------------

Net Asset Value, Beginning of Period               $10.95            $10.99          $10.00

Income from Investment Operations
Net Investment Income (Loss)                        (0.37)            (0.21)          (0.16)
Net Gains or Losses on Securities                   12.39              1.70            1.36
                                                    -----            ------           -----
  (realized or unrealized)

Total from Investment Operations                    12.02              1.49            1.20
                                                    -----              ----            ----

Less Distributions
Distributions (from capital gains)                  (0.33)            (1.53)          (0.21)
                                                    ------            ------          ------

Net Asset Value, End of Period                     $22.64            $10.95          $10.99
                                                   ======            ======          ======

Total Return                                       112.01%            15.96%          13.08%
                                                   =======            ======          ======

Ratios/Supplemental Data
Net Assets, End of Period (Thousands)              $33,318            $2,628         $1,472
Ratio of Expenses to Average Net Assets
  (before fee waiver and expense reimbursement)      3.65%             5.10%           7.23%*
Ratio of Expenses to Average Net Assets
  (after fee waiver and expense reimbursement)       2.50%             2.50%           2.50%*
Ratio of Net Income (Loss) to
  Average Net Assets (before fee
  waiver and expense reimbursement)                 (3.07%)           (4.47%)         (1.62%)*
Ratio of Net Income (Loss) to Average Net Assets
  (after fee waiver and expense reimbursement)      (1.90%)           (1.89%)         (0.62)%*

Portfolio Turnover Rate                             48.03%            70.52%         109.52%


*    Annualized
**  From inception (August 1, 1996)


NOTES TO FINANCIAL STATEMENTS APPEAR IN THE FUND'S
STATEMENT OF ADDITIONAL INFORMATION.

WWW INTERNET FUND

         A Statement of Additional Information (SAI) dated October 31, 1999 is incorporated by reference into this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. The annual report discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain the SAI, the annual report, semi-annual report and other information without charge and to make shareholder inquiries, call the Fund Manager at 1-888-263-2204.

         Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Reports and other information about the Fund are available on the Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You can call 1-800-SEC-0330 for information on the Public Reference Room's operations and copying charges.

  INVESTMENT MANAGER
  WWW Advisors, Inc.
  131 Prosperous Place, Suite 17
  Lexington, KY  40509

  SHAREHOLDER SERVICING,
  DIVIDEND DISBURSING AND
  TRANSFER AGENT
  American Data Services, Inc.
  150 Motor Parkway, Suite 109
  Hauppauge, NY  11788


  PORTFOLIO SECURITIES CUSTODIAN
  Firstar Bank, N.A.
  425 Walnut Street
  Cincinnati, OH  45201-1118


  EXISTING ACCOUNTS AND REDEMPTIONS ONLY
  (888) 999-8331


  LITERATURE REQUESTS AND NEW ACCOUNTS
  SECURITIES DEALERS AND
  FINANCIAL INSTITUTIONS
  (888) 263-2204


  NASDAQ TRADING SYMBOL:  WWIFX


Investment Company Act File No. 811-07585

                            Investing in the fastest
                               growing segment of
                                   technology

                              www.internetfund.com


                                 1-888-263-2204

                                             STATEMENT OF ADDITIONAL INFORMATION


                                WWW INTERNET FUND






                                                                October 31, 1999

         This Statement of Additional Information, which is not a prospectus, expands upon and supplements the information contained in the current Prospectus of WWW Internet Fund (the "Fund") of WWW Trust (the "Trust") dated October 31, 1999. It should be read in conjunction with the Prospectus, which may be obtained without charge by calling the Fund Manager at (888) 263-2204.

         WWW Advisors, Inc. (the "Manager") is the Fund's investment manager.



                                TABLE OF CONTENTS

                                                                            PAGE

Fund History...................................................................2
Investments and Risks..........................................................2
Management of the Fund.........................................................6
Ownership of Shares............................................................7
Investment Advisory and Other Services.........................................8
Distribution and Shareholder Servicing Plan....................................8
Portfolio Transactions.........................................................9
Valuation......................................................................9
Taxation of the Fund..........................................................10
Financial Statements..........................................................11

                                  FUND HISTORY

         WWW Internet Fund (the "Fund") is an open-end diversified portfolio of WWW Trust (the "Trust"). The Trust was organized as a business trust under the laws of the State of Ohio on April 23, 1996.


                              INVESTMENTS AND RISKS

CLASSIFICATION

         The Fund is a diversified, open-end management investment company.

INVESTMENT STRATEGIES AND RISKS

         The Fund has an investment objective of obtaining long-term growth through capital appreciation. The principal investment strategies used by the Fund to pursue this objective, together with the principal risks of investing in the Fund, are described in the Prospectus under the heading "Risk/Return Summary".

         Described below are (i) certain other investment strategies (including strategies to invest in particular types of securities) which are not principal strategies and (ii) the risks of those strategies:

OPTIONS

         The Fund may invest up to 20% of its assets in exchange listed and negotiated put and call options. Such options may be on individual securities or on indexes. A put option gives the Fund, in return for the payment of a premium, the right to sell the underlying security or index to another party at a fixed price. If the market value of the underlying security or index declines, the value of the put option would be expected to rise. If the market value of the underlying security or index remains the same or rises, however, the put option could lose all of its value, resulting in a loss to the Fund.

         A call option gives the Fund, in return for the payment of a premium, the right to purchase the underlying security or index from another party at a fixed price. If the market value of the underlying security or index rises, the value of the call option would also be expected to rise. If the market value of the underlying security or index remains the same or declines, however, the call option could lose all of its value, resulting in a loss to the Fund.

LENDING PORTFOLIO SECURITIES

         From time to time, the Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed 33 1/3% of the value of the Fund's total assets. In connection with such loans, the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund can increase its income through the investment of such collateral. The Fund continues to be entitled to payments in amounts equal to the interest, dividends and other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

BORROWING MONEY

         As a fundamental policy, the Fund is permitted to borrow to the extent permitted under the 1940 Act. The 1940 Act permits an investment company to borrow in an amount up to 33 1/3% of the value of such company's assets. However, the Fund currently intends to borrow money only for temporary or emergency purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.

PREFERRED STOCK

         The Fund may invest in preferred stocks of companies in the industries described in the Prospectus. The preferred stocks in which the Fund may invest will be rated at least investment grade by a nationally recognized statistical rating organization at the time of purchase, but the Fund may continue to hold such securities if their rating falls below investment grade after the time of purchase. Securities rated in the lowest investment grade rating may be considered to have speculative characteristics.

CONVERTIBLE SECURITIES

         The Fund may invest in convertible securities of companies in the industries described in the Prospectus. Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock, and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         As fixed-income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate.

         Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

MONEY MARKET INSTRUMENTS

         The Fund may invest, in the circumstances described in the Prospectus under "Risk/Return Summary", in the following types of money market instruments.

         U.S. GOVERNMENT SECURITIES. The Fund may purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, which include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrower from the U.S. Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

         BANK OBLIGATIONS. The Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of banks, savings and loan associations and other banking institutions.

         Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

         Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. The Fund will not invest more than 15% of the value of its net assets in time deposits maturing in more than seven days and in other securities that are illiquid.

         Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

         REPURCHASE AGREEMENTS. Repurchase agreements involve the acquisition by the Fund of an underlying debt instrument, subject to an obligation of the seller to repurchase, and the Fund to resell the instrument at a fixed price usually not more than one week after its purchase. Certain costs may be incurred by the Fund in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by the Fund may be delayed or limited.

         COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's Investors Service Inc. ("Moody's"), A-1 by Standard & Poor's Corporation ("S&P"), F-1 by Fitch Investors Service, Inc. ("Fitch") or Duff-1 by Duff & Phelps, Inc. ("Duff"), (b) issued by companies having an outstanding unsecured debt issue currently rated not lower than Aa3 by Moody's or AA- by S&P, Fitch or Duff, or (c) if unrated, determined by the Manager to be of comparable quality to those rated obligations which may be purchased by the Fund. The Fund may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals.

WARRANTS

         The Fund may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants acquired in units or attached to securities. Included in such amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time.

FOREIGN SECURITIES

         The Fund may invest up to 20% of its assets in securities of foreign issuers directly or through American Depository Receipts ("ADRs"). Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about an U.S. company and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to U.S. companies. Foreign securities may not be as liquid as U.S. securities. Securities of foreign companies may involve greater market risk than securities of U.S. companies, and foreign brokerage commissions and custody fees are generally higher than in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability and possible nationalization of issuers.

SHORT SALES

         Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, The Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund.

         Until the Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents or U.S. Government securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position in accordance with positions taken by the Staff of the Securities and Exchange Commission.

         The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale.

         The Fund anticipates that the frequency of short sales will vary substantially in different periods, and it does not intend that any specified portion of its assets, as a matter of practice, will be invested in short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 20% of the value of the Fund's net assets. The Fund may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of its net assets. The Fund may not sell short the securities of any class of an issuer to the extent, at the time of the transaction, of more than 2% of the outstanding securities of that class.

FUND POLICIES

         The Fund has adopted the following fundamental investment policies and restrictions. These policies cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. As defined in the Investment Company Act of 1940 (the "Act"), the "vote of a majority of the outstanding voting securities" means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund. The Fund may not:

         1. Purchase or retain any securities of an issuer if any of the officers or Trustees of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

         2. Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on future contracts or indexes.

         3. Purchase, hold or deal in real estate, real estate limited partnership interests, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

         4. Borrow money, except to the extent permitted under the 1940 Act. The 1940 Act permits an investment company to borrow in an amount up to 33 1/3% of the value of such company's total assets. For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures or indexes shall not constitute borrowing.

         5. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets.

         6. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

         7. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act).

         8. Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         9. Invest more than 25% of the value of its total assets in any one industry, except that the Fund will invest at least 70% of the value of its total assets in securities of companies that are designing, developing or manufacturing hardware or software products or services for the Internet and/or World Wide Web.

         10. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

         11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         12. Purchase, sell or write puts, calls or combinations thereof, except as described in the Fund's Prospectus or Statement of Additional Information.

         13. Engage in short sales of securities, except as described in the Fund's Prospectus or Statement of Additional Information.

         14. Invest more than 20% of its assets in securities of foreign issuers (whether directly or through American Depository Receipts).

         15. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of its net assets would be so invested.

         16. Purchase securities of other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition, and provided that any such purchase is permitted under the 1940 Act.

         If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                             MANAGEMENT OF THE FUND

         The Board of Trustees provides broad supervision over the affairs of the Fund. Trustees and officers of the Trust, together with their ages and information as to their principal business occupations during the past five years, are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, is indicated by an asterisk.


Lawrence S. York* (48)                  Trustee, Chairman of the Board and
131 Prosperous Place, Suite 17          President of the Trust; President,
Lexington, Kentucky 40509               Capital Advisors Group,  Inc.
                                        (financial planning and investment
                                        advisory firm); President, WWW Advisors,
                                        Inc. (investment advisor); Director,
                                        Guthrie York & Co., Inc. (financial
                                        services); Director, Visual Net, Inc.
                                        (developmental Internet software);
                                        President and licensed sales
                                        representative, Interactive Planning
                                        Corp (broker-dealer) since January 1999;
                                        President (until June 1997) and licensed sales representative (until August 1998) of RH York & Company, Inc.
                                        (broker-dealer).

James D. Greene* (42)                   Vice President and Treasurer of the
312 Breezewood Court                    Trust; Senior Product Manager, NCR
Suwanee, Georgia 30024                  Corp. (manufacturer  of  retail
                                        point-of-sale systems) (1997 to
                                        present); Executive Senior Vice
                                        President of WWW Advisors, Inc.
                                        (investment advisor); formerly Marketing
                                        Strategist, Lexmark International, Inc.
                                        (manufacturer of network personal
                                        computer and office electronics).

Charles F. Haywood (72)                 Trustee of the Trust; National City Bank
348 Business & Economics                Professor of Finance, University  of
University of Kentucky                  Kentucky;  Member, Board of
Lexington, Kentucky 40506               Directors, The Pittston Company.

Robert C. Thurmond (48)                 Trustee of the Trust; Director,
Telecommunications Research Center      Telecommunications Research Center,
University of Louisville                University of Louisville, until 1997;
Louisville, KY 40292                    President and Senior Research
                                        Consultant, Quality Communications,
                                        Inc. since 1998.

Diane Snapp (36)                        Secretary  of the Trust; Operations
131 Prosperous Place, Suite 17          Administrator, Capital Advisors Group,
Lexington, Kentucky 40509               Inc. (administrative and accounting
                                        services) since  1996; previously,
                                        Office Manager, Harrison Tobacco
                                        Warehouse.

         For so long as the Plan described in the section captioned "Distribution and Shareholder Servicing Plan" remains in effect, the Trust's Trustees who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Trustees who are not "interested persons" of the Trust.

         No meetings of shareholders of the Trust will be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust's Declaration of Trust, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when required in writing to do so by the shareholders of record of not less than 10% of the Trust's outstanding shares.

                               COMPENSATION TABLE


                                                                                   TOTAL
                                                     PENSION OR                 COMPENSATION
                                                     RETIREMENT                     FROM
                                                      BENEFITS       ESTIMATED      TRUST
                                                       ACCRUED        ANNUAL     (THE TRUST
                                     AGGREGATE         AS PART       BENEFITS      IS NOT
      NAME OF PERSON,              COMPENSATION       OF TRUST         UPON       IN A FUND
         POSITION                   FROM TRUST        EXPENSES      RETIREMENT    COMPLEX)
         --------                   ----------        --------      ----------    --------

Lawrence S. York, Trustee,
  Chairman of the Board and
  President                               0                0              0             0
James D. Greene, Trustee,
  Vice President, Secretary
  and Treasurer                           0                0              0             0
Charles F. Haywood, Trustee           4,000*               0              0         4,000*
Robert C. Thurmond, Trustee           4,000*               0              0         4,000*

* Payments for the fiscal year ended June 30, 1999.


         The Trust does not compensate its officers. The Trust pays each Trustee who is not an officer or employee of the Manager a fee of $1,000 per quarter and reimbursement for travel and out-of-pocket expenses.


                               OWNERSHIP OF SHARES

     The only persons known by the Fund to be holder of record or beneficially of 5% or more of the Fund as of August 13, 1999 are as follows:

                                                             PERCENTAGE
                NAME AND ADDRESS                                HELD
                ----------------                                ----

         National Investor Services Corp.*                       16.6%
           55 Water Street 32nd Floor
           New York, NY 10041

         Donaldson Lufkin Jenrette*                                10%
           Mutual Fund Trading
           P.O. Box 2052
           Jersey City, NJ 07303

* Shares held in "street name" for benefit of others.

     As of August 13, 1999, all officers and Trustees as a group beneficially owned less than 1% of the outstanding shares of the Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES



         The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management Services".

         Under the Management Agreement dated July 10, 1996, subject to the control of the Board of Trustees, WWW Advisors, Inc. (the "Manager"), manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and policies, and administers its business and other affairs. The Manager provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. The Manager pays all of the compensation of Trustees of the Fund who are employees or consultants of the Manager and of the officers and employees of the Fund.

         All expenses incurred in the operation of the Fund will be borne by the Fund, except to the extent specifically assumed by the Manager. The expenses to be borne by the Fund will include: organizational costs, taxes, interest, brokerage fees and commissions, fees of board members who are not officers, directors or employees of the Manager or its affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory, administrative and fund accounting fees, charges of custodians, transfer and dividend disbursing agents' fees, insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing prospectuses and statements of additional information, amounts payable under the Fund's Distribution and Shareholder Servicing Plan and any extraordinary expenses.

         The Management Agreement is subject to annual approval by (i) the Trust's Board of Trustees or (ii) vote of a majority (as defined in the 1940
Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Board of Trustees, including a majority of the Trustees who are not "interested persons" of any party to the Agreement, voted to continue the Agreement at a meeting held on August 16, 1999. The Agreement is terminable, without penalty, on 60 days' notice, by the Trust's Board of Trustees or by vote of the holders of a majority of the Trust's shares, or, on not less than 90 days' notice, by the Manager. As to the Fund, the Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

         After giving effect to the management fee waiver arrangement described in the Prospectus under "Management Services--Fee Waiver," management fees paid to the Manager were $31,223 for the fiscal year ended June 30, 1999, $0 for the fiscal year ended June 30, 1998 and $0 for the fiscal year ended June 30, 1997.

         The Fund is a party to a Fund Accounting Service Agreement with American Data Services, Inc. ("ADS"). Under this agreement, ADS has agreed to provide the following services for the Fund: (a) timely calculate and transmit the Fund's daily net asset value, (b) maintain and keep current certain books and records of the Fund, and (c) provide the Fund and the Manager with daily portfolio valuation, net asset value calculation and other standard operational reports as requested from time to time. In consideration for these services, the Fund has paid to ADS $65,000 for the fiscal year ended June 30, 1999, $36,528 for the fiscal year ended June 30, 1998 and $36,759 for the period ended June 30, 1997.



                   DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

         Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Trust's Trustees have adopted such a plan (the "Plan"). The Trust's Trustees believe that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

         Under the Plan, the Fund pays the Manager a shareholder servicing and distribution fee at the annual rate of .25% of the average daily net assets of the Fund. Prior to October 31, 1999, the annual rate was .50%. Such fee will be used in its entirety by the Manager to make payments for administration, shareholder services and distributions assistance, including, but not limited to
(i) compensation to securities dealers and other organizations (each, a "Service Organization" and collectively, the "Service Organizations") for providing distribution assistance with respect to assets invested in the Fund, (ii) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders, and (iii) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials to prospective investors. The fees paid to the Manager under the Plan are in addition to the fees payable under the Management Agreement and are payable without regard to actual expenses incurred. The Fund understands that third parties also may charge fees to their clients who are beneficial owners of Fund shares in connection with their client accounts. These fees would be in addition to any amounts which may be received by them from the Manager under the Plan.

         A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. In addition, the Plan provides that it may not be amended to increase materially the costs which shareholders may bear pursuant to the Plan without approval of such shareholders and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plan or in the related Plan agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan and related agreements are subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Plan. Continuation of the Plan was approved by the Trustees, on August 16, 1999. The Plan is terminable at any time by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in the Plan agreements or by vote of holders of a majority of the Fund's shares. A Plan agreement is terminable, without penalty, at any time, by such vote of the Trustees, upon not more than 60 days' written notice to the parties to such agreement or by vote of the holders of a majority of the Fund's shares. A Plan agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). During the year ended June 30, 1999, $60,722 (.5% of average net assets) was expended by the Fund pursuant to the Plan.


                             PORTFOLIO TRANSACTIONS

         The Management Agreement recognizes that in the purchase and sale of portfolio securities the Manager will seek the most favorable price and execution, and, consistent with that policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Manager for their use, as well as to the general attitude toward and support of investment companies demonstrated by such brokers or dealers. Such services include supplemental investment research, analysis and reports concerning issuers, industries and securities deemed by the Manager to be beneficial to the Fund. In addition, the Manager is authorized to place orders with brokers who provide supplemental investment and market research and statistical and economic analysis although the use of such brokers may result in a higher brokerage charge to the Fund than the use of brokers selected solely on the basis of seeking the most favorable price and execution and although such research and analysis may be useful to the Manager in connection with its services to clients other than the Fund.

         In over-the-counter markets, the Fund deals with primary market makers unless a more favorable execution or price is believed to be obtainable. The Fund may buy securities from or sell securities to dealers acting as principal, except dealers with which its directors and/or officers are affiliated.

         Consistent with these considerations, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.


                                    VALUATION

         THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE FUND'S PROSPECTUS ENTITLED "HOW TO BUY SHARES."

         Portfolio securities, including covered call options written by the Fund, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Trust's Board of Trustees. Expenses and fees, including the management fee and distribution and service fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Fund's shares.

         Restricted securities, as well as securities or other assets for which market quotations are not readily available, are valued at fair value as determined in good faith by the Board of Trustees. The Board of Trustees will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Trustees generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board of Trustees if the Trustees believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Trustees.

                              TAXATION OF THE FUND




         The Fund intends to qualify each year as a "regulated investment company" under the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. Qualification as a regulated investment company will result in the Fund paying no taxes on net income and net realized capital gains distributed to shareholders. If these requirements are not met, the Fund will not receive special tax treatment and will pay federal income tax, thus reducing the total return of the Fund.

         Statements as to the tax status of each shareholder's dividends and distributions will be mailed annually by the Fund's transfer agent. Shareholders are urged to consult their own tax advisors regarding specific questions as to Federal, state or local taxes.

                           INDEPENDENT AUDITORS REPORT
                           ---------------------------

To the Shareholders and
Board of Trustees
WWW Trust

We have audited the accompanying statement of assets and liabilities of the WWW Trust, an Ohio business trust, (comprising the WWW Internet Fund) including the schedule of investments in securities as of June 30, 1999, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period from inception (August 1, 1996) through June 30, 1997 were audited by other auditors whose report dated July 22, 1997, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the WWW Trust as of June 30, 1999, the results of its operations for the year then ended, the changes in its net assets and financial highlights for each of the two years in the period then ended in conformity with generally accepted accounting principles.

Berge & Company LTD
Cincinnati, Ohio
July 28, 1999

WWW TRUST
WWW INTERNET FUND
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1999


ASSETS
Investments in securities, at value                                $ 32,228,616
Cash at custodian bank                                                1,000,000
Receivable for fund shares sold                                         162,892
Dividends and interest receivable                                         3,453
Due from advisor                                                        148,710
Service deposit                                                           5,000
Deferred organizational costs                                            14,117
                                                                   ------------

Total assets                                                         33,562,788

LIABILITIES
Payables for fund shares redeemed                                        49,622
Accrued fees payable to investment advisor                              174,200
Other accrued expenses                                                   20,679
                                                                   ------------

Total liabilities                                                       244,501
                                                                   ------------

NET ASSETS                                                         $ 33,318,287
                                                                   ============

NET ASSETS CONSIST OF
Capital shares                                                     $ 27,522,386
Accumulated net investment loss                                        (232,807)
Accumulated net realized gains from investment transactions              28,467
Net unrealized appreciation on investments                            6,000,241
                                                                   ------------

NET ASSETS                                                         $ 33,318,287
                                                                   ============

Net asset value, offering price and redemption price per share     $      22.64
                                                                   ============

Fund shares outstanding                                               1,471,530
                                                                   ============



                 See accompanying notes to financial statements.

WWW TRUST
WWW INTERNET FUND
SCHEDULE OF INVESTMENTS IN SECURITIES
June 30, 1999


COMMON STOCKS:  95.79%

                                                          Shares         Value
                                                          ------         -----
Broadcast & Information Resources:  10.59%
ACTV Inc*                                                30,000       $  416,250
AT&T Corp.-Liberty Media Group CL A*                     11,500          422,625
CNET Inc*                                                15,000          864,375
Data Broadcasting Corp*                                   9,000           95,062
EchoStar Communications Corp*                             6,000          920,625
Healtheon Corp*                                           9,000          693,000
                                                                      ----------
                                                                       3,411,937
Computers & Computer Peripherals: 5.03%
Compaq Computer Corp                                     12,000          284,250
Creative Technology Ltd                                  22,000          295,625
Dell Computer Corp*                                       4,000          148,000
Sun Microsystems Inc*                                    12,000          826,500
Tech Squared Inc*                                        15,000           66,562
                                                                      ----------
                                                                       1,620,937
Electronic Commerce: 10.44%
ProxyMed Inc*                                            16,500          262,969
BroadVision Inc*                                          8,000          590,000
DoubleClick Inc*                                          9,000          825,750
Edify Corp*                                               4,500           60,187
Harbinger Corp*                                          16,500          206,250
NetGravity Inc*                                          10,000          227,500
Open Market Inc*                                         11,000          156,062
Verisign Inc*                                            12,000        1,035,000
                                                                      ----------
                                                                       3,363,718



                 See accompanying notes to financial statements.


                                       13


WWW TRUST
WWW INTERNET FUND
SCHEDULE OF INVESTMENTS IN SECURITIES
June 30, 1999


                                                          Shares        Value
                                                          ------        -----
Enterprise Software: 7.86%
Compuware Corp*                                          12,000       $  381,750
HNC Software Inc*                                        12,000          369,750
J.D. Edwards & Co*                                       15,000          277,500
Microsoft Corp*                                          10,000          901,875
Novell Inc*                                               3,000           79,500
Peoplesoft Inc*                                          22,000          379,500
VERITAS Software Corp*                                    1,500          142,406
                                                                      ----------
                                                                       2,532,281
Financial Services: 10.24%
Checkfree Holdings Corp*                                  4,000          110,250
First Sierra Financial Inc*                               5,000          125,000
London Pacific Group Ltd, ADR                            18,000          414,000
Security First Technologies Corp*                        26,000        1,173,250
Wit Capital Group Inc*                                   20,000          680,000
E*Trade Group Inc*                                       20,000          798,750
                                                                      ----------
                                                                       3,301,250
Firewall & Internet Security: 4.87%
Check Point Software Technologies Ltd*                   10,000          536,250
Entrust Technologies Inc*                                12,000          399,000
ISS Group Inc*                                           15,000          566,250
Pilot Network Services Inc*                               7,000           68,687
                                                                      ----------
                                                                       1,570,187
Internet Tools: 7.73%
Critical Path Inc*                                        6,200          342,938
Inktomi Corp*                                             6,000          783,375
INSO Corp*                                                6,000           32,250
Spyglass Inc*                                            10,000          201,250
Symantec Corp*                                           10,000          255,000
Vignette Corp*                                           10,000          750,000
Prosoft Training.com*                                    50,800          127,200
                                                                      ----------
                                                                       2,492,013


                 See accompanying notes to financial statements.


                                       14



WWW TRUST
WWW INTERNET FUND
SCHEDULE OF INVESTMENTS IN SECURITIES
June 30, 1999
                                                         SHARES         VALUE
                                                         ------         -----
Internet Venture Capital: 3.80%
CMGI Inc*                                                8,000        $  912,500
Rare Medium Group Inc*                                  25,000           310,938
                                                                      ----------
                                                                       1,223,438
ISP/Hosting Service: 10.23%
America Online Inc*                                      3,000           331,500
Earthlink Network Inc*                                   5,000           307,188
Exodus Communications Inc*                               9,000         1,079,438
InfoSpace.com Inc*                                      10,000           470,000
PSINet Inc*                                              5,000           218,750
TownPagesNet.com ADR*                                   50,000           350,000
Verio Inc*                                               4,000           278,000
VerticalNet Inc*                                         2,500           262,188
                                                                      ----------
                                                                       3,297,064
Multimedia: 5.20%
CBS Corporation                                          7,500           325,781
Time Warner Inc                                          8,000           588,000
USA Networks Inc*                                       19,000           762,375
                                                                      ----------
                                                                       1,676,156
On-Line Retailing: 3.36%
800 Travel Systems Inc*                                 17,000            68,000
Audio Book Club Inc*                                    11,000           143,000
Egghead.com Inc*                                         5,000            55,937
Launch Media Inc*                                       15,000           268,125
Preview Travel Inc*                                     25,000           548,438
                                                                      ----------
                                                                       1,083,500
Semiconductors & Equipment Makers: 4.48%
Broadcom Corp CL A*                                      2,200           318,038
Dallas Semiconductor Corp                               10,000           505,000
Intel Corp                                               8,000           476,000
Texas Instruments Inc                                    1,000           145,000
                                                                      ----------
                                                                       1,444,038




                 See accompanying notes to financial statements.



                                       15


WWW TRUST
WWW INTERNET FUND
SCHEDULE OF INVESTMENTS IN SECURITIES
June 30, 1999

                                                      Shares/Face
                                                      Amount             Value
                                                      ------             -----
Telecom Services: 5.95%
IXC Communications Inc*                                   5,000      $   196,563
Inet Technologies Inc*                                   10,000          240,000
Intermedia Communications Inc*                            9,000          270,000
Qwest Communications International Inc*                  14,000          462,875
Teligent Inc CL A*                                        2,000          119,625
USA Talks.com Inc*(1)                                   320,000          360,000
Winstar Communications Inc*                               5,500          268,124
                                                                     -----------
                                                                       1,917,187
Telecommunication Equipment: 3.12%
CIENA Corp*                                              15,000          452,813
Com21 Inc*                                               18,000          307,125
General Instrument Corp*                                  2,000           85,000
Lucent Technologies Inc                                   2,400          161,850
                                                                     -----------
                                                                       1,006,788
Web Development: 2.89%
Scient Corp*                                              6,500          309,156
Silknet Software Inc*                                    11,500          465,750
USWEB Corp*                                               7,000          155,312
                                                                     -----------
                                                                         930,218
                                                                     -----------
Total Common Stock (Cost: $24,926,722)                                30,870,712

CONVERTIBLE NOTE: 0.48%
Prosoft Training.com
Convertible Note,13.00%,
11/30/2003                                          $   100,000          156,250
 (Cost $ 100,000)

MONEY MARKET FUND:3.73%
Firstar Bank Treasury Fund                          $ 1,201,654        1,201,654
  (Cost $ 1,201,654)                                                 -----------


Total Investments In Securities 100%
 (Cost $ 26,228,376)                                                 $32,228,616
                                                                     ===========

*Non-dividend paying securities.
(1)Restricted securities.




                 See accompanying notes to financial statements.

WWW TRUST
WWW INTERNET FUND
STATEMENT OF OPERATIONS
Year Ended June 30, 1999


INVESTMENT INCOME

Dividends                                                           $     4,519
Interest                                                                 66,283
                                                                    -----------

Total Investment Income                                                  70,802

EXPENSES

Investment advisory fee                                                 174,200
Administration fee                                                       65,000
Custody fee                                                              21,539
Professional fees                                                        16,747
Distribution fee                                                         60,722
Printing                                                                 42,558
Registration fees                                                        19,033
Trustee fee                                                               8,000
Amortization of organization expenses                                    11,262
Fulfillment expense                                                      21,944
Other                                                                     5,581
                                                                    -----------

   Total expenses                                                       446,586

   Less:  Expense reimbursement                                        (142,977)
                                                                    -----------

Net expenses                                                            303,609
                                                                    -----------

NET INVESTMENT LOSS                                                    (232,807)

REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS

Net realized gain from investment transactions                           29,950
Net change in unrealized appreciation of investments                  5,941,215
                                                                    -----------

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS                                                     5,971,165
                                                                    -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $ 5,738,358
                                                                    ===========



                 See accompanying notes to financial statements.

WWW TRUST
WWW INTERNET FUND
STATEMENTS OF CHANGES IN NET ASSETS
Years ended June 30, 1999 and 1998


                                                              1999             1998
FROM OPERATIONS:

 Net investment loss                                     $   (232,807)   $    (46,174)

 Net realized gain from investment transactions                29,950         224,862

 Net changed in unrealized appreciation of investments      5,941,215         191,091
                                                         ------------    ------------

 Net increase in net assets from operations                 5,738,358         369,779

DISTRIBUTIONS TO SHAREHOLDERS:

  from net capital gains on investments                      (112,653)       (306,145)

CAPITAL SHARE TRANSACTIONS:

  Net increase from capital share transactions             25,064,257         633,329
                                                         ------------    ------------

NET INCREASE IN NET ASSETS                                 30,689,962         696,963

NET ASSETS

Beginning of year                                           2,628,325       1,931,362
                                                         ------------    ------------

End of year                                              $ 33,318,287    $  2,628,325
                                                         ============    ============




                 See accompanying notes to financial statements.

WWW TRUST
WWW INTERNET FUND
FINANCIAL HIGHLIGHTS
(For a Fund share outstanding throughout the years ended June 30, 1999 and 1998 and for the period from inception
(August 1, 1996) through June 30, 1997)


                                                      1999        1998         1997
                                                      ----        ----         ----

Net asset value, beginning of period                $ 10.95    $  10.99    $    10.00

Income from investment operations

  Net investment loss                                 (0.37)      (0.21)        (0.16)

  Net realized and unrealized gain on
       investments                                    12.39        1.70          1.36
                                                    -------     -------     ---------

Total from investment operations                      12.02        1.49          1.20
                                                    -------     -------     ---------

Less distributions from realized gains from
  security transactions                               (0.33)      (1.53)        (0.21)
                                                    -------     -------     ---------


Net asset value, end of period                      $ 22.64    $  10.95    $    10.99
                                                    =======    ========     =========

Total return                                         112.01%      15.96%        13.08%
                                                    =======    ========     =========


Ratios/supplemental data

Net assets end of period (in thousands)             $33,318      $2,628        $1,472

Ratio of expenses to average net assets before
     expense reimbursement                             3.65%       5.10%         7.23%*

Ratio of expenses to average net assets after
     expense reimbursement                             2.50%       2.50%          2.50%*

Ratio of net investment (loss)  to average net
     assets                                           (3.07%)     (4.47%)        (1.62%)*

Ratio of net investment (loss) to average
     net assets net of reimbursement                  (1.90%)     (1.89%)        (0.62%)*


Portfolio turnover rate                               48.03%      70.52%        109.52%



*Annualized



                 See accompanying notes to financial statements.

WWW TRUST
WWW INTERNET FUND
FINANCIAL HIGHLIGHTS


1.   Significant accounting policies and organization

     The WWW Trust (comprising the WWW Internet Fund) (the "Fund") was organized as an Ohio business trust, on April 23, 1996, and commenced operations on August 1, 1996. The Trust is registered under the Investment Company Act of 1940 (1940 Act), as amended, as a diversified, open end management investment company. The Trust is authorized to issue an indefinite number of shares of beneficial interest, par value $.001 per share. The Trust was formed to achieve the investment objective of long term growth through capital appreciation by investing primarily in equity securities of companies that are designing, developing or manufacturing hardware or software products or services for the Internet and/or World Wide Web.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     Securities valuations - Portfolio securities, including covered call options if written by the Fund, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Short term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. Expenses and fees, including the management fee and distribution and service fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Fund's shares.

     Federal income taxes - The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

     Dividends and distributions - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long term capital gains and its net short term capital gains at least once a year.

     Organization expenses - During its organization and initial registration with the Securities and Exchange Commission (the "SEC"), the Fund incurred organization expenses of $65,993. The fund has elected to defer these expenses and amortize them on a straight-line basis over a 60 month period beginning with the Funds' commencement of operations. For the year ended June 30, 1999, $11,262 was amortized.

     Investments - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

2.   Investment advisory agreement

     The Board of Trustees provides broad supervision over the affairs of the Fund. Pursuant to a Management Agreement between the Fund and WWW Advisors, Inc. (the "Manager") and subject to the authority of the Board of Trustees, the Manager manages the investments of the Fund and is responsible for the overall management of the business affairs of the Fund.

     Under the terms of the Management Agreement, the Fund has agreed to pay the manager a base monthly management fee at the annual rate of 1.00% of the Fund's average daily net assets (the "Base Fee") which will be adjusted monthly (the "Monthly Performance Adjustment") depending on the extent by which the investment performance of the Fund, after expenses, exceeded or was exceeded by the percentage change of the S&P 500 Index. Under terms of the Management Agreement, the monthly performance adjustment may increase or decrease the total management fee payable to the Manager (the "Total Management Fee") by up to .50% per year of the value of the Fund's average daily net assets.

     All expenses incurred in the operation of the Fund will be borne by the Fund, except to the extent it is specifically assumed by the Manager. The expenses to be borne by the Fund will include: organizational costs, taxes, interest, brokerage fees and commissions, fees of board members who are not officers, directors or employees of the Manager or its affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory, administrative and fund accounting fees, charges of custodians, transfer and dividend disbursing agents' fees, insurance premiums, industry association fees, outside auditing and legal expenses, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing prospectuses and statements of additional information, amounts payable under the Fund's Distribution and Shareholder Servicing Plan (the "Plan") and any extraordinary expenses.

     The Manager has undertaken, until such time as it gives investors 60 days' notice to the contrary, to waive its Management Fee in the amount, if any, by which the total expenses of the Fund for any fiscal year, including amortization of organizational expenses and amounts paid by the Fund under the plan, exceed 2.50% of average annual net assets of the Fund, except that the amount of such fee waiver shall not normally exceed the amount of fees received by the Manager under the Management Agreement for such fiscal year. For the year ended June 30, 1999, the Manager has reimbursed all expenses in excess of 2.50%. The fee waiver, if any, will be on a monthly basis, subject to year-end adjustment. Interest expenses, taxes, brokerage fees and commissions, and extraordinary expenses are not included as expenses for these purposes.

3.   Distribution agreement

     Under a plan adopted by the Fund's Board of Trustees pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), the Fund pays the Manager a shareholder servicing and distribution fee at the annual rate of .50% of the average daily net assets of the Fund. Such fee will be used in its entirety by the Manager to make payments for administration, shareholder services and distribution assistance, including, but not limiting to (1) compensation to securities dealers and other organizations (each, a "Service Organization" and collectively, the "Service Organizations"), for providing distribution assistance with respect to assets invested in the Fund, (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders, and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials to prospective investors. The fees paid to the Manager under the Plan are in addition to the fees payable under the Management Agreement and are payable without regard to actual expenses incurred. The Fund understands that third parties also may charge fees to their clients who are beneficial owners of Fund shares in connection with their client accounts. These fees would be in addition to any amounts that may be received by them from the Manager under the Plan. For the year ended June 30, 1999, the amount paid or accrued for such expenses was $60,722.

4.   Capital share transactions

     As of June 30, 1999 there was an unlimited number of $.001 par value shares of capital shares authorized for the Fund. Capital share transactions for 1999 and 1998 were as follows:

                                                   1999                               1998
                                                   ----                               ----

                                         Shares             Amount            Shares           Amount

     Shares Sold                       1,920,436         $38,668,211          132,448         $1,490,785

     Shares issued by reinvestment
     of dividends                          7,579              98,532           32,578            303,629

     Shares redeemed
     (net of redemption fees)           (696,500)        (13,702,486)        (100,817)        (1,161,085)
                                      -----------       -------------       ---------        -----------

     Net increase                      1,231,515        $ 25,064,257           64,209         $  633,329
                                      ==========        ============        =========         ==========



5.   Investments

     For the year ended June 30, 1999, purchases and sales of investment securities, other than short-term investments, aggregated $27,706,685 and $5,280,153 respectively. The gross unrealized appreciation for all securities totaled $7,652,761 and the gross unrealized depreciation for all securities totaled $1,652,520 for a net unrealized appreciation of $6,000,241. The aggregate cost of securities for federal income tax purposes at June 30, 1999 was $26,228,376.

6.   Related party transactions

     Certain owners of WWW Advisors, Inc. are also Owners and/or Trustees of the Fund. These individuals may receive benefits from any Management fee paid to the Advisor.

7.   Distributions

     For the year ended June 30, 1999, Distributions of $0.04 aggregating $13,715 and $0.29 aggregating $98,938 were made from Short Term Capital Gains and Long Term Capital Gains respectively.

8.   Restricted securities

     Investments in restricted securities and securities for which no quoted market exists are valued at fair value as determined in good faith by the Board of Trustees.

     The investment in 320,000 shares of USA Talks.com Inc. common stock, the sale of which is restricted, has been valued by the Board of Trustees at $1.125 per share after considering certain pertinent factors, including the current market price of this company's unrestricted common stock. The Fund's valuation of its restricted shares of USA Talks.com Inc. is 75% of the current market price of unrestricted common stock of this Company at June 30, 1999. It is possible that this estimated value may differ significantly from the amount that might ultimately be realized in the near term.

                            PART C. OTHER INFORMATION

Item 23. Exhibits

         (1)  Amended and Restated Declaration of Trust.*

         (2)  By-laws.*

         (5)  Management Agreement between Registrant and WWW Advisors, Inc.*

         (8)  Custody Agreement.*

         (9a) Transfer Agency and Service Agreement.*

         (9b) Fund Accounting Service Agreement.*

         (9c) Administrative Service Agreement.*

         (10) Opinion and Consent of Counsel.*

         (11) Consent of Independent Auditors.

         (13) Purchase Agreement for Initial Capital between Registrant and WWW Advisors, Inc.*

         (15) Distribution and Shareholder Servicing Plan.*

         (27) Financial Data Schedule meeting the requirements of Rule 483 under the Securities Act of 1933.

         *    Previously filed.

Item 24. Persons Controlled by or Under Common Control with Registrant

         - None.

Item 25. Indemnification

         Reference is made to Article VIII of the Registrant's Amended and Restated Declaration of Trust filed as Exhibit 1. The application of these provisions is limited by Article 10 of the Registrant's By-laws filed as Exhibit 2 and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

              Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

         Reference is made to the section in the Prospectus entitled "Management Services".

Item 27. Principal Underwriters

         The Registrant does not have a principal underwriter.

Item 28. Location of Accounts and Records

         1.   WWW Advisors, Inc.
              Suite 17
              131 Prosperous Place
              Lexington, Kentucky 40509

         2.   Firstar Bank, N.A.
              425 Walnut Street
              Cincinnati, Ohio 45201-1118

         3.   American Data Services, Inc.
              150 Motor Parkway, Suite 109
              Hauppauge, New York 11788

         4.   American Data Services, Inc.
              World Trade Center
              1675 Broadway
              Suite 2050
              Denver, Colorado  80202

Item 29. Management Services

         Not Applicable.

Item 30. Undertakings - The Registrant undertakes (1) to furnish a copy of the Registrant's latest annual report, upon request and without charge, to every person to whom a Prospectus is delivered, (2) to file a post-effective amendment, using reasonably current financial statements which need not be certified, within four to six months from the effective date of the Registrant's Registration Statement under the Securities Act of 1933, and (3) to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of beneficial interest and in connection with such meeting to comply with the provisions of
         Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lexington, State of Kentucky, on the 25th day of August, 1999.


                                         WWW Trust



                                         By: /s/ Lawrence S. York
                                             --------------------
                                             Lawrence S. York
                                             Chairman of the Board and President

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to Registration Statement has been signed below by the following persons in the capacities indicated on August 25, 1999.

SIGNATURE                          TITLE
---------                          -----

/s/ Lawrence S. York
--------------------
Lawrence S. York                   Chairman of the Board (Principal executive
                                   officer, financial officer
                                   and accounting officer) and Trustee

/s/ James D. Greene
-------------------
James D. Greene                    Trustee, Vice President and Treasurer


/s/ Charles F. Haywood
----------------------
Charles F. Haywood                 Trustee


/s/ Robert C. Thurmond
----------------------
Robert C. Thurmond                 Trustee

                                  EXHIBIT INDEX

Exhibit
Number    Exhibit

1)        Amended and Restated Declaration of Trust.*

2)        By-laws.*

5)        Management Agreement between Registrant and WWW Advisors, Inc.*

8)        Custody Agreement.*

9a)       Transfer Agency and Service Agreement.*

9b)       Fund Accounting Service Agreement.*

9c)       Administrative Service Agreement.*

10)       Opinion and Consent of Counsel.*

11)       Consent of Independent Auditors.

13) Purchase Agreement for Initial Capital between Registrant and WWW Advisors, Inc.*

15)       Distribution and Shareholder Servicing Plan.*

27) Financial Data Schedule meeting the requirements of Rule 483 under the Securities Act of 1933.

*  Previously filed.